LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2000

Seeking total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

KEMPER
INTERNATIONAL FUND

            "... For the semiannual period, in both Europe and Japan, industrial reorganization continued through corporate restructuring, and consolidation activity thrived. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
16
FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS
21
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER INTERNATIONAL FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

Kemper International Fund Class A                                                11.06
Kemper International Fund Class B                                                10.63
Kemper International Fund Class C                                                 10.7
Lipper International Funds Category Average*                                     14.17

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/00   10/31/99
 .........................................................
    KEMPER INTERNATIONAL FUND
    CLASS A                         $13.34     $12.85
 .........................................................
    KEMPER INTERNATIONAL FUND
    CLASS B                         $12.90     $12.50
 .........................................................
    KEMPER INTERNATIONAL FUND
    CLASS C                         $12.92     $12.51
 .........................................................

 KEMPER INTERNATIONAL FUND
 LIPPER RANKINGS AS OF 4/30/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR             #282 of 648 funds     #297 of 648 funds     #295 of 648 funds
 ..........................................................................................
    5-YEAR              #91 of 253 funds     #121 of 253 funds     #120 of 253 funds
 ..........................................................................................
    10-YEAR             #28 of 44 funds             N/A                   N/A
 ..........................................................................................
    15-YEAR             #10 of 19 funds             N/A                   N/A
 ..........................................................................................

 DIVIDEND REVIEW

 DURING THE PERIOD, KEMPER INTERNATIONAL FUND PAID THE FOLLOWING DIVIDENDS PER
 SHARE:

                                   CLASS A               CLASS B               CLASS C
 .................................................................................................
    LONG-TERM CAPITAL GAIN          $0.67                 $0.67                 $0.67
 .................................................................................................

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR INTERNATIONAL EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Morningstars International Equity Style Box(TM)
BOX] placement is based on a fund's price-to-earnings and price-to-cash-flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitaliza-tion. The style box represents a snapshot of a fund's port- folio on a single day, but it's not exact because a portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

CURRENCY WEAKNESS A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Weakness may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a weakness in a foreign currency can have the effect of reducing an investment's total return because the investment, converted back into U.S. dollars, will require more of the foreign currency to purchase dollars.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER,

As we enter summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.
  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation, and raised interest rates by half a percentage point (0.50%) accordingly on May 16. The Fed's move puts the benchmark federal funds rate at 6.5 percent, its highest level since February 1991, and the more symbolic discount rate at 6.0 percent.
  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show few signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats. Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.
  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.
  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.
  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.
  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich and can afford it. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. And new economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.
  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.
  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.
  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.
  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.
  Happily, financial markets got some better news along that front in late May and early June. A range of economic data, from retail sales to mortgage applications to the all-important employment report, began to point to somewhat softer economic growth. If the Fed believes that the economy is finally slowing in response to its tightening, the end of the rate hikes could be in sight. Markets certainly were willing to believe, and they staged a strong relief rally in late May and early June. While we don't expect a quick end to market volatility, a slowdown in growth would be most welcome, and would make the outlook for both stocks and bonds better for the remainder of the year.

Sincerely,

Scudder Kemper Investments Economics Group
THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[IRENE CHENG PHOTO]

LEAD PORTFOLIO MANAGER IRENE CHENG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1993. PRIOR TO THAT, SHE WORKED IN MERCHANT BANKING AS AN EQUITY ANALYST, AND IN OPERATIONS, FINANCE AND CORPORATE PLANNING. CHENG RECEIVED A BACHELOR'S DEGREE SUMMA CUM LAUDE FROM HARVARD/RADCLIFFE COLLEGE, A MASTER'S DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND AN M.B.A. FROM HARVARD BUSINESS SCHOOL.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


                             DESPITE A TUMULTUOUS INVESTMENT ENVIRONMENT MARKED BY RISING INTEREST RATES, EXTREME VOLATILITY AND CURRENCY WEAKNESS, KEMPER INTERNATIONAL FUND EASILY SURPASSED THE BENCHMARK INDEX. LEAD PORTFOLIO MANAGER IRENE CHENG EXPLAINS WHY SHE BELIEVES THAT THE GROWING EQUITY CULTURE IN EUROPE AND JAPAN, ALONG WITH STRIDES TOWARD GOVERNMENT AND ECONOMIC REFORMS, SHOULD BODE WELL FOR FUTURE FUND PERFORMANCE.

Q     HOW DID KEMPER INTERNATIONAL FUND PERFORM DURING THE SEMIANNUAL PERIOD?

A     Fund performance was extremely positive despite considerable challenges.
Throughout the six-month period, the developed world equity markets struggled with the euro exchange rate, extreme volatility, fluctuating liquidity and dramatic movement in a fairly narrow band of stocks. Nevertheless, the fund gained 11.06 percent (Class A shares, unadjusted for any sales charges) for the six months ended April 30, 2000. We beat our benchmark, the MSCI EAFE index, which rose 6.84 percent for the period. The MSCI EAFE (Morgan Stanley Capital International Europe Australasia Far East) is an unmanaged index generally accepted as a benchmark for major overseas markets.

  Admittedly, our enthusiasm is tempered somewhat by the fund's relative performance as compared with its peers. While the fund performed well against some of our most capable and aggressive competitors, overall it trailed Lipper's international equity group's average annual return of 14.17 percent.

  Over time, our goal, of course, is to outperform both the fund's benchmark and its peer-group averages. We remain committed to our long-term investment strategy and believe wholeheartedly that over the long term, our investment discipline will provide superior returns.

  The fund entered the period with an overweight in TMT (technology, media and telecommunications) sectors. We balanced this exposure to this often fast-growing but also inherently more uncertain group of stocks with substantial investments in companies at the beginning of the supply chain, such as industrial commodity stocks and companies undergoing significant corporate restructuring. The fund was underweight in areas where we felt that the competitive landscape was becoming increasingly harsh due to the impact of the Internet and the trend toward globalization. Examples include the financial and retail sectors.

  This strategy worked particularly well with regard to our investments in TMT. In fact, these were by and large the only sectors that showed absolute gains during a period when investors increased their focus on the so-called new economy. Most other old-economy stocks, including our investments in companies undergoing significant restructuring and corporate change, performed below expectations.

  Following some exceptional performance in a number of our TMT selections, we initiated the process of selective profit-taking during the second half of the semiannual period. Some of the proceeds were put to work in stocks outside the TMT arena, where

PERFORMANCE UPDATE

attractive opportunities had surfaced due to recent declines in share prices.

Q     WHAT ARE SOME OF THE MAJOR ECONOMIC TRENDS AND POLITICAL EVENTS THAT
SHAPED THE DEVELOPED MARKETS THROUGHOUT THE PERIOD?

A     Given our focus on large, blue-chip companies in the more developed economies, the United States, Europe and Japan continue to dominate in terms of investment opportunities. Let's look at each separately. In Japan, the fund's largest single-country exposure, macroeconomic conditions and low levels of consumer confidence continue to be problematic. Ongoing concern about the sustainability of the country's economic recovery continues to be a central reason behind this fragile sentiment. The majority of the fund's Japanese holdings were issued by companies with only limited exposure or correlation to the domestic economy, such as industrial firms and companies experiencing significant restructuring.

  The Japanese market fared well in November and December of 1999. Soon after the new year, though, when the worldwide appetite for technology stocks weakened, the Japanese market began to retrace some of its gains. It's important to realize that because the larger Japanese tech companies were competing in the global marketplace, the performance of their stocks tended to be highly correlated with that of their U.S. and European counterparts. This continued unwinding of domestic cross-holdings also had an effect on the supply-demand balance in the Japanese equity market. As a result, performance of the yen has been relatively flat.

  European markets, which have a high correlation to those of the United States, were influenced by the continued rise of U.S. interest rates and stock market volatility. For the first three months of the semiannual period, European markets experienced a sharp run-up due to an overwhelmingly positive investment environment. Accelerating economic growth, a strong dollar exchange rate, and healthy merger and acquisition activity helped fuel the market during that time. However, this enthusiastic sentiment turned around abruptly as weakness in the U.S. equity market spread and the European Central Bank sanctioned an interest-rate hike on the heels of the same move by the U.S. Federal Reserve. Valuations proved unsustainable, particularly in Internet stocks, during the second half of the period. And despite the increasing evidence of solid economic recovery all over the continent, the euro exchange rate continued its negative trend.

Q     HOW MUCH OF AN IMPACT DID ACCELERATING CONSOLIDATION ACTIVITY HAVE ON FUND
PERFORMANCE?

A     For the semiannual period, in both Europe and Japan, industrial reorganization continued through corporate restructuring, and consolidation activity thrived. Notably, the acquisition of Mannesmann, the German wireless company, by British telecommunications giant Vodafone, was among the first hostile cross-border mergers in Europe. The $130 billion deal was considered a watershed event, and the fact that the German government did not intervene was a wake-up call to the rest of Europe. As a result, we believe European companies are beginning to view takeovers as a real threat and are therefore beginning to pay more attention to their stock performance and shareholder demands.

  Further, Renault's purchase of a controlling stake in Japanese automaker Nissan proved that even in Japan, the corporate environment is changing. Unlike Mannesmann, however, Nissan was struggling to survive a high debt burden, and deteriorating operating performance was leading to a crisis situation. The current restructuring program, under Renault's direction and guidance, is leading to numerous plant closures and huge layoffs. Until recently, such tough and painful measures were unheard of in the Japanese corporate culture.

Q     HOW SIGNIFICANTLY WERE DEVELOPED WORLD MARKETS AFFECTED BY RISING U.S.
INTEREST RATES AND STOCK MARKET VOLATILITY?

A     The impact was extremely significant for a number of reasons. First, the
United States is home to the largest economy in the world, and its consumers have been the driving force behind global and economic growth over the past few years. Second, many companies around the globe obtain financing, at least in part, in U.S. dollars. When interest rates rise, borrowing money becomes more expensive, and companies must grow earnings to compensate.

  Finally, rising volatility and the sharp declines of the Nasdaq had a "tsunami effect" on technology markets throughout the world. These are the direct consequences of the increasing globalization of capital markets in recent years, which has

PERFORMANCE UPDATE

been further enhanced by the relaxation of capital-flow restrictions around the world.

Q     WHAT WORKED ESPECIALLY WELL FOR THE FUND?

A     Although the fund has little direct exposure to Internet stocks, many of our top holdings are companies whose businesses are closely tied to the Internet. Over the period, the performance of several of our holdings has been nothing short of impressive. We saw outstanding returns from both Mannesmann and Vodafone; from Nokia, a Finnish manufacturer of telecommunication networks and equipment; from France's ST Microelectronics; and from Seat-Pagine Gialle, the Italian publisher and business portal operator for the Internet.

Q     WERE THERE ANY DISAPPOINTMENTS?

A     We really haven't experienced many disappointments with respect to individual names, particularly since we repositioned the portfolio during the latter half of the previous fiscal semiannual period. The performance of some industrial commodity stocks, such as Rio Tinto out of the United Kingdom, did not meet our expectations despite a price strengthening among its products.

Q     WHAT ARE SOME OF THE KEY THEMES DRIVING INTERNATIONAL INVESTING TODAY, AND
HOW WILL THESE HELP SHAPE YOUR INVESTMENT STRATEGY GOING FORWARD?

A     On a short-term basis, international market volatility is the predominant theme. Given the likelihood of further interest-rate hikes in both the United States and Europe, and persistent questions regarding continuing progress on economic reform in Japan, we expect markets to continue to experience some turbulence. That said, a turnaround in Japan would be very positive for the international investing arena in general.

  Over the long term, we believe that the markets will return to more normal levels. The growing equity culture in both Europe and Japan should have an enormous impact on the profitability of companies there. In addition, European governments are making meaningful strides toward deregulation, and companies are working hard to improve earnings growth. In Japan, the past 12 months have been extremely positive from a corporate perspective. Japanese industrial technology stocks remain a meaningful part of the portfolio despite the fact that we recently took some profits there, and we continue to search for opportunities to broaden our exposure in Japan.

  While there has been tremendous progress in the developed world markets in recent years, they are vulnerable to volatility. We remind shareholders that in times of market turbulence like these, it is especially important to stay focused on long-term performance.

LARGEST HOLDINGS

KEMPER INTERNATIONAL FUND'S TOP 20 HOLDINGS*
Following is a list of the top 20 holdings in the fund as of April 30, 2000, and the percentage of the Fund's equity holdings on April 30, 2000.

             HOLDINGS                                     COUNTRY            PERCENT
------------------------------------------------------------------------------------
1.           VODAFONE AIRTOUCH PLC                United Kingdom               2.8%
------------------------------------------------------------------------------------
2.           TOTAL FINA ELF SA                    France                       2.5%
------------------------------------------------------------------------------------
3.           NOKIA OYJ                            Finland                      2.3%
------------------------------------------------------------------------------------
4.           EPCOS AG                             Germany                      1.9%
------------------------------------------------------------------------------------
5.           STMICROELECTRONICS NV                France                       1.9%
------------------------------------------------------------------------------------
6.           REUTERS GROUP PLC                    United Kingdom               1.8%
------------------------------------------------------------------------------------
7.           NTT MOBILE COMMUNICATIONS NETWORK,   Japan                        1.8%
             INC.
------------------------------------------------------------------------------------
8.           SEAT PAGINE GIALLE SPA               Italy                        1.7%
------------------------------------------------------------------------------------
9.           VIVENDI                              France                       1.7%
------------------------------------------------------------------------------------
10.          NEC CORP.                            Japan                        1.7%
------------------------------------------------------------------------------------
11.          SAMSUNG ELECTRONICS CO.              Korea                        1.7%
------------------------------------------------------------------------------------
12.          ERICSSON AB                          Sweden                       1.6%
------------------------------------------------------------------------------------
13.          AVENTIS SA                           France                       1.6%
------------------------------------------------------------------------------------
14.          SIEMENS AG                           Germany                      1.6%
------------------------------------------------------------------------------------
15.          NOMURA SECURITIES CO., LTD           Japan                        1.6%
------------------------------------------------------------------------------------
16.          TOSHIBA CORP.                        Japan                        1.4%
------------------------------------------------------------------------------------
17.          MURATA MANUFACTURING CO., LTD        Japan                        1.4%
------------------------------------------------------------------------------------
18.          SK TELECOM CO., LTD                  Korea                        1.4%
------------------------------------------------------------------------------------
19.          BP AMOCO PLC                         United Kingdom               1.4%
------------------------------------------------------------------------------------
20.          SHELL TRANSPORT & TRADING PLC        United Kingdom               1.3%
------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL FUND
Portfolio of Investments at April 30, 2000 (unaudited)

    SHORT-TERM NOTES--7.4%                                                                   PRINCIPAL AMOUNT***      VALUE

    U.S. GOVERNMENT AGENCY
    OBLIGATIONS--7.3%
                                              Federal Home Loan Bank, 5.88%, 05/01/2000**
                                                (Cost $48,000,000)                               $48,000,000       $ 48,000,000
                                              -------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

    FIXED TIME DEPOSITS--.1%
                                              Chase Euro Time Deposit, 5.75%, 5/1/2000              572,000             572,000
                                              -------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM NOTES
                                              (Cost: $48,572,000)                                                    48,572,000
                                              -------------------------------------------------------------------------------------
    BONDS--0.0%

    UNITED KINGDOM--0%
                                              British Aerospace PLC,
                                                7.45%, 11/30/2003
                                                  (PRODUCER OF MILITARY AIRCRAFTS)               GBP 76,707             115,508
                                              -------------------------------------------------------------------------------------
                                              TOTAL BONDS
                                              (Cost: $120,570)                                                          115,508
                                              -------------------------------------------------------------------------------------
    CONVERTIBLE BONDS--.1%                                                                         SHARES

    FRANCE--.1%
                                              Lafarge Convertible, 03/20/2001
                                                  (PRODUCER OF BUILDING MATERIALS)                   10,606             816,850
                                              -------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE BONDS
                                              (Cost: $775,701)                                                          816,850
                                              -------------------------------------------------------------------------------------
    COMMON STOCKS--92.5%                                                                           SHARES

    AUSTRALIA--1.4%
                                              Broken Hill Proprietary Co., Ltd.
                                                  (PETROLEUM, MINERAL AND STEEL
                                                  EXPLORATION AND PRODUCTION)                       409,300           4,405,471
                                              WMC Ltd.
                                                  (MINERAL EXPLORATION AND PRODUCTION)              742,300           3,080,624
                                              Woodside Petroleum, Ltd.
                                                  (PRODUCER OF OIL AND GAS)                         229,000           1,415,537
                                              -------------------------------------------------------------------------------------
                                                                                                                      8,901,632
-----------------------------------------------------------------------------------------------------------------------------------

    CANADA--.8%
                                              Canadian National Railway Co.
                                                  (RAILROAD OPERATOR)                               189,700           5,294,341
                                              -------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

    FINLAND--2.2%
                                              Nokia Oyj
                                                  (INTERNATIONAL TELECOMMUNICATIONS
                                                  COMPANY)                                          249,600          14,321,258
                                              -------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

    FRANCE--17.7%
                                              AXA S.A.
                                                  (INSURANCE GROUP PROVIDING INSURANCE,
                                                  FINANCE AND REAL ESTATE SERVICES)                  38,846           5,761,127
                                              Alcatel SA
                                                  (MANUFACTURER OF TRANSPORTATION,
                                                  TELECOMMUNICATION AND ENERGY EQUIPMENT)            30,950           7,176,423
                                              Aventis S.A.
                                                  (MANUFACTURES LIFE SCIENCE PRODUCTS)              179,196           9,858,047
                                              Banque Nationale de Paris
                                                  (BANK)                                             43,842           3,544,046
                                              Christian Dior SA
                                                  (FASHION HOUSE)                                    25,275           6,009,939
                                              Dassault Systemes S.A.
                                                  (COMPUTER AIDED DESIGN, MANUFACTURING
                                                  AND ENGINEERING SOFTWARE)                          61,457           4,727,689

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                                   SHARES             VALUE
                                              Etablissements Economiques du Casino
                                                  Guichard-Perrachon S.A.
                                                  (OPERATOR OF SUPERMARKETS AND
                                                  CONVENIENCE STORES)                                59,516        $  3,663,782
                                              Eurotunnel SA*
                                                  (DESIGNER, FINANCER AND CONSTRUCTOR OF
                                                  A TUNNEL THAT RUNS UNDER THE ENGLISH
                                                  CHANNEL AND CONNECTS ENGLAND TO FRANCE)         4,754,834           4,928,871
                                              LVMH (Louis Vuitton Moet Hennessy)
                                                  (PRODUCER OF WINES, SPIRITS AND LUXURY
                                                  PRODUCTS)                                           7,309           3,067,828
                                              Lafarge SA*
                                                  (PRODUCER OF CEMENT, CONCRETE AND
                                                  AGGREGATES)                                        44,761           3,707,877
                                              Lafarge Warrant warrants (expire 3/20/2001)
                                                  (PRODUCER OF BUILDING MATERIALS)                   10,606              55,935
                                              Pinault-Printemps-Redoute SA
                                                  (OPERATOR OF DEPARTMENT STORES)                    29,569           5,966,246
                                              Rhodia SA
                                                  (DRUG MANUFACTURER AND CHEMICALS
                                                  SPECIALIST)                                       302,932           5,619,304
                                              STMicroelectronics N.V.
                                                  (MANUFACTURER OF SEMICONDUCTOR
                                                  INTEGRATED CIRCUITS)                               59,448          11,346,369
                                              Schneider Electric SA
                                                  (MANUFACTURER OF ELECTRONIC COMPONENTS
                                                  AND AUTOMATED MANUFACTURING SYSTEMS)               48,913           3,202,315
                                              Societe BIC SA
                                                  (MANUFACTURER OF OFFICE SUPPLIES)                 104,065           4,144,632
                                              Suez Lyonnaise des Eaux S.A.
                                                  (WATER AND ELECTRIC UTILITY)                       48,270           7,571,355
                                              Total Fina ELF S.A. "B"
                                                  (EXPLORER, DEVELOPER, PRODUCER,
                                                  TRANSPORTER AND MARKETER OF OIL AND
                                                  GAS)                                              100,041          15,182,440
                                              Usinor S.A.
                                                  (PRODUCER OF FLAT STEEL AND STAINLESS
                                                  STEEL SHEETS)                                     170,898           2,245,495
                                              Vivendi
                                                  (PROVIDER OF INDUSTRIAL SERVICES)                 104,481          10,336,498
                                              -------------------------------------------------------------------------------------
                                                                                                                    118,116,218
-----------------------------------------------------------------------------------------------------------------------------------

    GERMANY--11.5%
                                              Allianz AG
                                                  (MULTI-LINE INSURANCE COMPANY)                     19,535           7,522,705
                                              Bayer AG
                                                  (CHEMICAL PRODUCER)                               144,899           6,001,516
                                              Celanese AG*
                                                  (MANUFACTURER AND DISTRIBUTOR OF
                                                  INDUSTRIAL CHEMICALS)                              15,396             303,091
                                              Commerzbank AG
                                                  (PROVIDER OF BANKING SERVICES)                     73,180           2,768,171
                                              Deutsche Telekom AG
                                                  (TELECOMMUNICATION SERVICES)                       46,354           2,971,553
                                              ERGO Versicherungs Gruppe AG
                                                  (INSURANCE PROVIDER)                               24,325           2,488,356
                                              Epcos AG*
                                                  (PRODUCER OF ELECTRONIC COMPONENTS AND
                                                  INTEGRATED CIRCUITS)                               82,084          11,606,362
                                              HypoVereinsbank
                                                  (BANK)                                            101,416           6,280,017

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                                   SHARES             VALUE
                                              Muenchener Rueckversicherungs-Gesellschaft
                                                AG
                                                  (REGISTERED) (INSURANCE COMPANY)                   21,639        $  6,316,106
                                              SAP AG
                                                  (MANUFACTURER OF COMPUTER SOFTWARE)                 5,468           3,216,918
                                              Siemens AG
                                                  (ELECTRICAL ENGINEERING AND ELECTRONICS
                                                  COMPANY)                                           65,622           9,684,455
                                              Thyssen Krupp AG
                                                  (MANUFACTURER OF BUILDING AND
                                                  INDUSTRIAL STEEL MATERIALS)                       234,696           4,908,409
                                              VEBA AG
                                                  (ELECTRIC UTILITY, DISTRIBUTOR OF OIL
                                                  AND CHEMICALS)                                     88,424           4,369,955
                                              VIAG AG
                                                  (PROVIDER OF ELECTRICAL POWER AND
                                                  NATURAL GAS SERVICES, ALUMINUM)                   311,561           6,006,012
                                              -------------------------------------------------------------------------------------
                                                                                                                     74,443,626
-----------------------------------------------------------------------------------------------------------------------------------

    HONG KONG--1.1%
                                              China Telecommunications Ltd.*
                                                  (PROVIDER OF CELLULAR TELECOMMUNICATION
                                                  SERVICES)                                         258,000           1,846,619
                                              Hutchison Whampoa, Ltd.
                                                  (DIVERSIFIED INVESTMENT HOLDING
                                                  COMPANY)                                          206,000           2,988,535
                                              Legend Holdings Ltd.
                                                  (MANUFACTURER AND DISTRIBUTOR OF
                                                  PERSONAL COMPUTERS)                             1,288,000           1,496,502
                                              Li & Fung Ltd.
                                                  (EXPORTER OF CONSUMER PRODUCTS)                   180,000             702,520
                                              -------------------------------------------------------------------------------------
                                                                                                                      7,034,176
-----------------------------------------------------------------------------------------------------------------------------------

    ITALY--4.1%
                                              Assicurazioni Generali
                                                  (MULTI-LINE INSURANCE AND FINANCIAL
                                                  SERVICES COMPANY)                                 163,400           4,650,542
                                              Banco Intesa SpA
                                                  (BANK)                                          1,210,600           4,458,234
                                              Gruppo Editoriale L'Espresso
                                                  (PUBLISHER)                                       298,880           4,212,460
                                              Mediaset SpA
                                                  (BROADCASTING AND TELEVISION NETWORKS)            197,700           3,208,870
                                              Seat Pagine Gialle SpA
                                                  (PUBLISHER OF TELECOMMUNICATIONS
                                                  DIRECTORIES)                                    2,373,200          10,422,903
                                              -------------------------------------------------------------------------------------
                                                                                                                     26,953,009
-----------------------------------------------------------------------------------------------------------------------------------

    JAPAN--24.7%
                                              Advantest Corp.
                                                  (PRODUCER OF MEASURING INSTRUMENTS AND
                                                  SEMICONDUCTOR TESTING DEVICES)                     20,700           4,725,582
                                              Benesse Corp.
                                                  (PROVIDER OF EDUCATIONAL SERVICES)                 21,200           1,846,970
                                              Chugai Pharmaceutical Co., Ltd.
                                                  (PHARMACEUTICAL COMPANY)                          172,000           3,305,248
                                              DDI Corp.
                                                  (PROVIDER OF TELECOMMUNICATION
                                                  SERVICES)                                             259           2,967,110
                                              Daiwa Securities Group Inc.
                                                  (PROVIDER OF BROKERAGE AND OTHER
                                                  FINANCIAL SERVICES)                               457,000           6,966,463
                                              East Japan Railway Co.
                                                  (RAILROAD OPERATOR)                                   822           4,860,310
                                              Fuji Bank, Ltd.
                                                  (PROVIDER OF COMMERCIAL BANKING
                                                  SERVICES)                                         700,000           5,820,399

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                                   SHARES             VALUE
                                              Fujisawa Pharmaceutical Co.
                                                  (MANUFACTURER AND MARKETER OF
                                                  ANTIBIOTICS)                                       49,000        $  1,833,426
                                              Fujitsu Support and Service Inc.
                                                  (PROVIDER OF INFORMATION SERVICES)                 16,000           2,365,115
                                              Fujitsu, Ltd.
                                                  (MANUFACTURER OF COMPUTERS)                       213,000           6,021,619
                                              Kyocera Corp.
                                                  (MANUFACTURER OF CERAMIC PACKAGING)                40,000           6,677,753
                                              Matsushita Electric Industrial Co., Ltd.
                                                  (MANUFACTURER OF CONSUMER ELECTRONIC
                                                  PRODUCTS)                                         270,000           7,134,146
                                              Mitsubishi Estate Co., Ltd.
                                                  (REAL ESTATE COMPANY)                              43,000             482,677
                                              Mitsui Fudosan Co., Ltd.
                                                  (REAL ESTATE COMPANY)                              42,000             426,053
                                              Murata Manufacturing Co., Ltd.
                                                  (MANUFACTURER OF CERAMIC APPLIED
                                                  ELECTRONIC COMPUTERS)                              44,000           8,536,585
                                              NEC Corp.
                                                  (MANUFACTURER OF TELECOMMUNICATION AND
                                                  COMPUTER EQUIPMENT)                               377,000          10,240,022
                                              NSK Ltd.
                                                  (MANUFACTURER OF BEARINGS AND MOTOR
                                                  VEHICLE MACHINE PARTS)                            377,000           2,901,340
                                              NTT Mobile Communications Network, Inc.
                                                  (PROVIDER OF VARIOUS TELECOMMUNICATION
                                                  SERVICES AND EQUIPMENT)                               326          10,872,690
                                              Nikko Securities Co., Ltd.
                                                  (SECURITIES BROKER AND DEALER)                    543,000           6,396,203
                                              Nintendo Co., Ltd.
                                                  (MANUFACTURER OF GAME EQUIPMENT)                   31,100           5,171,840
                                              Nippon Telegraph & Telephone Corp.
                                                  (PROVIDER OF TELECOMMUNICATION
                                                  SERVICES)                                             335           4,147,265
                                              Nissan Motor Co., Ltd.
                                                  (MANUFACTURER OF MOTOR VEHICLES)                1,169,000           5,302,836
                                              Nomura Securities Co., Ltd.
                                                  (FINANCIAL ADVISOR, SECURITIES BROKER
                                                  AND UNDERWRITER)                                  379,000           9,524,021
                                              Ricoh Co., Ltd.
                                                  (MANUFACTURER OF COPIERS AND
                                                  INFORMATION EQUIPMENT)                            192,000           4,044,346
                                              SOFTBANK CORP.*
                                                  (PROVIDER OF E-COMMERCE AND PERIPHERAL
                                                  HARDWARE EQUIPMENT)                                10,200           2,516,075
                                              Sakura Bank, Ltd.
                                                  (PROVIDER OF BANKING SERVICES)                    859,000           6,015,540
                                              Sankyo Co., Ltd.
                                                  (LEADING ETHICAL DRUG PRODUCER)                   245,000           5,387,103
                                              Sony Corp.
                                                  (MANUFACTURER OF CONSUMER ELECTRONIC
                                                  PRODUCTS)                                          32,300           3,730,137
                                              Sony Corp.
                                                  (MANUFACTURER OF CONSUMER AND
                                                  INDUSTRIAL ELECTRONIC EQUIPMENT)                   27,500           3,152,947
                                              TDK Corp.
                                                  (MANUFACTURER OF MAGNETIC TAPES AND
                                                  FLOPPY DISCS)                                         600              80,211

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                                   SHARES             VALUE
                                              THK Co., Ltd.
                                                  (MANUFACTURER OF LINEAR MOTION SYSTEMS
                                                  FOR INDUSTRIAL MACHINERY)                          13,900        $    584,303
                                              Tokyo Electron Ltd.
                                                  (MANUFACTURER OF SEMICONDUCTOR
                                                  PRODUCTION EQUIPMENT)                              38,000           6,182,373
                                              Toshiba Corp.
                                                  (MANUFACTURER OF ELECTRIC MACHINERY)              913,000           8,839,837
                                              Yamanouchi Pharmaceutical Co., Ltd.
                                                  (MANUFACTURES AND MARKETS A WIDE
                                                  VARIETY OF PHARMACEUTICALS)                        90,000           4,747,783
                                              -------------------------------------------------------------------------------------
                                                                                                                    163,806,328
-----------------------------------------------------------------------------------------------------------------------------------

    KOREA--2.8%
                                              SK Telecom Co., Ltd.
                                                  (PROVIDER OF MOBILE TELECOMMUNICATIONS
                                                  AND PAGING SERVICES)                               32,100           8,533,003
                                              Samsung Electronics Co.
                                                  (MANUFACTURER OF ELECTRONICS)                      37,850          10,232,034
                                              -------------------------------------------------------------------------------------
                                                                                                                     18,765,037
-----------------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--3.9%
                                              Akzo Nobel NV
                                                  (PRODUCER AND MARKETER OF HEALTHCARE
                                                  PRODUCTS, COATINGS, CHEMICALS AND
                                                  FIBERS)                                            70,690           2,894,457
                                              Equant N.V.*
                                                  (PROVIDER OF INTERNATIONAL DATA NETWORK
                                                  SERVICES)                                          73,113           5,660,913
                                              Fortis (NL) NV
                                                  (PROVIDER OF BANKING AND INSURANCE
                                                  SERVICES)                                          84,880           2,134,837
                                              Gucci Group N.V. (New York Shares)
                                                  (DESIGNER AND PRODUCER OF PERSONAL
                                                  LUXURY ACCESSORIES AND APPAREL)                    52,200           4,574,025
                                              Koninklijke KPN NV
                                                  (PROVIDER OF TELECOMMUNICATION
                                                  SERVICES)                                          55,980           5,642,555
                                              Laurus NV
                                                  (INTERNATIONAL FOOD RETAILER)                     124,520           1,330,406
                                              United Pan-Europe Communications N.V.*
                                                  (OWNER AND OPERATOR OF BROADBAND
                                                  COMMUNICATIONS NETWORKS)                           88,440           3,219,152
                                              -------------------------------------------------------------------------------------
                                                                                                                     25,456,345
-----------------------------------------------------------------------------------------------------------------------------------

    NEW ZEALAND--.6%
                                              ASM Lithography Holding N.V.*
                                                  (DEVELOPER, MANUFACTURER AND MARKETER
                                                  OF PHOTOLITHOGRAPHY PROJECTIONS
                                                  SYSTEMS)                                           96,090           3,757,110
                                              -------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

    SPAIN--.9%
                                              Telefonica S.A.
                                                  (PROVIDER OF TELECOMMUNICATION
                                                  SERVICES)                                         252,871           5,628,824
                                              -------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

    SWEDEN--1.5%
                                              Telefonektiebolaget LM Ericsson AB "B"
                                                  (MANUFACTURER OF TELECOMMUNICATIONS
                                                  EQUIPMENT)                                        110,800           9,885,991
                                              -------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--1.7%
                                              Nestle SA (Registered)
                                                  (FOOD MANUFACTURER)                                 3,914           6,904,120
                                              Roche Holding AG
                                                  (DEVELOPS AND MANUFACTURES
                                                  PHARMACEUTICAL AND CHEMICAL PRODUCTS)                 417           4,357,764
                                              -------------------------------------------------------------------------------------
                                                                                                                     11,261,884

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                                   SHARES             VALUE

    TAIWAN--2.7%
                                              Asustek Computer Inc.
                                                  (MANUFACTURER OF COMPUTER MOTHERBOARDS)           288,000        $  3,191,110
                                              Far Eastern Textile Ltd.
                                                  (MANUFACTURER OF NATURAL AND SYNTHETIC
                                                  TEXTILE PRODUCTS)                               1,558,000           2,393,398
                                              GigaMedia Ltd.*
                                                  (PROVIDER OF BROADBAND INTERNET ACCESS
                                                  SERVICES AND CONTENT)                              51,900           1,245,600
                                              Hon Hai Precision Industry Co., Ltd.*
                                                  (MANUFACTURER OF ELECTRONIC CONNECTORS
                                                  AND CABLE ASSEMBLIES)                             132,000           1,272,757
                                              Taiwan Semiconductor Manufacturing* Co.
                                                  (MANUFACTURER OF INTEGRATED CIRCUITS)             667,000           4,294,787
                                              United Microelectronics Corp., Ltd.*
                                                  (MANUFACTURER OF INTEGRATED CIRCUITS)           1,536,000           5,196,143
                                              -------------------------------------------------------------------------------------
                                                                                                                     17,593,795
-----------------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--14.9%
                                              ARM Holdings PLC
                                                  (DESIGNER OF RISC MICROPROCESSORS AND
                                                  RELATED TECHNOLOGY)                               169,245           1,707,783
                                              BOC Group PLC
                                                  (DIVERSIFIED CHEMICAL COMPANY)                    278,284           4,566,325
                                              BP Amoco PLC
                                                  (INTEGRATED WORLD OIL COMPANY)                    985,967           8,487,259
                                              Billiton PLC*
                                                  (RESOURCE GROUP THAT EXPLORES, PRODUCES
                                                  AND MARKETS ALUMINUM AND OTHER METAL
                                                  PRODUCTS)                                         555,317           2,060,357
                                              British Aerospace PLC
                                                  (PRODUCER OF MILITARY AIRCRAFT)                   792,783           4,861,329
                                              Cable and Wireless PLC
                                                  (INTERNATIONAL TELECOMMUNICATION
                                                  SERVICES IN THE UNITED KINGDOM AND HONG
                                                  KONG)                                             194,834           3,224,226
                                              Glaxo Wellcome PLC
                                                  (PHARMACEUTICAL COMPANY)                          106,540           3,283,044
                                              Prudential Corp. PLC
                                                  (PROVIDER OF A BROAD RANGE OF FINANCIAL
                                                  SERVICES)                                         419,918           6,421,024
                                              Reed International PLC
                                                  (PUBLISHER OF SCIENTIFIC, PROFESSIONAL
                                                  AND BUSINESS TO BUSINESS MATERIALS)               500,230           3,471,209
                                              Rentokil Initial PLC
                                                  (ENVIRONMENTAL SERVICES COMPANY)                  969,132           2,651,646
                                              Reuters Group PLC
                                                  (INTERNATIONAL NEWS AND INFORMATION
                                                  AGENCY)                                           621,677          11,108,200
                                              Rio Tinto PLC
                                                  (MINING COMPANY)                                  524,635           8,144,432
                                              Royal & Sun Alliance Insurance Group plc
                                                  (INSURANCE COMPANY)                               868,926           4,856,114
                                              Shell Transport & Trading PLC
                                                  (PETROLEUM COMPANY)                               997,996           8,153,132
                                              Siebe PLC
                                                  (MANUFACTURER OF SPECIALTY MACHINERY
                                                  AND EQUIPMENT)                                    135,391             651,561

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                                   SHARES             VALUE
                                              SmithKline Beecham PLC
                                                  (MANUFACTURER OF ETHICAL DRUGS AND
                                                  HEALTHCARE PRODUCTS)                              239,794        $  3,275,854
                                              Standard Chartered PLC
                                                  (INTERNATIONAL BANKING GROUP)                     342,115           4,604,630
                                              Vodafone AirTouch PLC
                                                  (PROVIDER OF MOBILE TELECOMMUNICATION
                                                  SERVICES)                                       3,699,656          16,885,434
                                              -------------------------------------------------------------------------------------
                                                                                                                     98,413,559
                                              -------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCK
                                              (Cost $517,231,048)                                                   609,633,133
                                              -------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO -- 100%
                                              (Cost $566,699,319)(a)                                               $659,137,491
                                              -------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Non-income producing security.

 ** Annualized yield at time of purchase; not a coupon rate.

*** Principal amount is stated in U.S. dollars unless otherwise specified.

(a) The cost for federal income tax purpose was $566,699,319. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $92,438,172. This consists of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $131,855,785 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $39,417,613.

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
as of April 30, 2000 (unaudited)

ASSETS
Investments in securities, at value, (cost $566,699,319)        $659,137,491
----------------------------------------------------------------------------
Foreign currency, at value, (cost $172,101)                          171,755
----------------------------------------------------------------------------
Receivable for investments sold                                    5,315,043
----------------------------------------------------------------------------
Dividends receivable                                               1,174,814
----------------------------------------------------------------------------
Interest receivable                                                    3,983
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    7,427,658
----------------------------------------------------------------------------
Foreign taxes recoverable                                            527,309
----------------------------------------------------------------------------
Other assets                                                          13,000
----------------------------------------------------------------------------
TOTAL ASSETS                                                     673,771,053
----------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                 25,145
----------------------------------------------------------------------------
Payable for investments purchased                                 10,692,262
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                   5,435,277
----------------------------------------------------------------------------
Accrued management fee                                               407,305
----------------------------------------------------------------------------
Other accrued expenses                                               829,680
----------------------------------------------------------------------------
Total liabilities                                                 17,389,669
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $656,381,384
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $  2,569,963
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investment securities                                             92,438,172
----------------------------------------------------------------------------
Foreign currency related transactions                               (103,192)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              80,533,853
----------------------------------------------------------------------------
Paid-in capital                                                  480,942,588
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $656,381,384
----------------------------------------------------------------------------
 NET ASSETS VALUE
CLASS A SHARES
Net asset value and redemption price per share ($438,193,582
/ 32,845,003 shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized)                     $13.34
----------------------------------------------------------------------------
Maximum offering price per share (100/94.25 of $13.34)                $14.15
----------------------------------------------------------------------------
CLASS B SHARES
Net asset value, offering and redemption price (subject to
contingent deferred sales charge) per share ($160,850,829 /
12,468,509 shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized)                     $12.90
----------------------------------------------------------------------------
CLASS C SHARES
Net asset value, offering and redemption price (subject to
contingent deferred sales charge) per share ($42,171,568 /
3,264,812 shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized)                     $12.92
----------------------------------------------------------------------------
CLASS I SHARES
Net asset value, offering and redemption price ($15,165,405
/ 1,118,673 shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized)                     $13.56
----------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $359,523)           $ 7,734,093
---------------------------------------------------------------------------
Interest                                                            518,477
---------------------------------------------------------------------------
Total income                                                      8,252,570
---------------------------------------------------------------------------
Expenses:
Management fee                                                    2,506,609
---------------------------------------------------------------------------
Services to shareholders                                          1,201,129
---------------------------------------------------------------------------
Custodian fees                                                      195,196
---------------------------------------------------------------------------
Distribution services fees                                          764,208
---------------------------------------------------------------------------
Administrative service fees                                         807,385
---------------------------------------------------------------------------
Auditing                                                             43,316
---------------------------------------------------------------------------
Legal                                                                 6,553
---------------------------------------------------------------------------
Trustees' fees and expenses                                          14,978
---------------------------------------------------------------------------
Registration fees                                                    34,399
---------------------------------------------------------------------------
Interest expense                                                    148,564
---------------------------------------------------------------------------
Total expenses before expense reductions                          5,722,337
---------------------------------------------------------------------------
Expense reductions                                                  (34,595)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          5,687,742
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      2,564,828
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      83,118,572
---------------------------------------------------------------------------
Foreign currency related transactions                               434,307
---------------------------------------------------------------------------
                                                                 83,552,879
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (3,428,271)
---------------------------------------------------------------------------
Foreign currency related transactions                               (99,520)
---------------------------------------------------------------------------
                                                                 (3,527,791)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       80,025,088
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $82,589,916
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                     ENDED                   YEAR ENDED
                                                                APRIL 30, 2000              OCTOBER 31,
                                                                  (UNAUDITED)                   1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $     2,564,828                (1,941,420)
---------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                             83,552,879                77,529,702
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transaction                                                          (3,527,791)               66,099,771
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           82,589,916               141,688,053
---------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
---------------------------------------------------------------------------------------------------------
  Class A                                                           (29,538,931)              (61,942,641)
---------------------------------------------------------------------------------------------------------
  Class B                                                           (10,480,765)              (20,233,947)
---------------------------------------------------------------------------------------------------------
  Class C                                                            (2,464,720)               (4,003,851)
---------------------------------------------------------------------------------------------------------
  Class I                                                            (1,108,329)               (2,276,359)
---------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         1,423,764,707             2,746,263,541
---------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                        41,357,202                81,048,234
---------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (1,505,948,416)           (2,827,016,270)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        (40,826,507)                  295,505
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                    (1,829,336)               53,526,760
---------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                   658,210,720               604,683,960
---------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $2,569,963 and $5,135, respectively)       $   656,381,384               658,210,720
---------------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                 CLASS A
                                                    SIX MONTHS
                                                      ENDED
                                                    APRIL 30,                    YEAR ENDED OCTOBER 31,
                                                      2000         ---------------------------------------------------
                                                    (UNAUDITED)     1999       1998       1997       1996       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $12.85        12.10      12.68      11.96      10.59      11.13
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              .07(a)     (0.01)      0.04         --       0.04       0.07
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                  1.38         2.57       0.01       1.52       1.50       0.05
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                         1.45         2.56       0.05       1.52       1.54       0.12
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                      --           --      (0.08)     (0.12)     (0.12)        --
----------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions            (.96)       (1.81)     (0.55)     (0.68)     (0.05)     (0.66)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                      (.96)       (1.81)     (0.63)     (0.80)     (0.17)     (0.66)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $13.34        12.85      12.10      12.68      11.96      10.59
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                      11.06**      23.47(C)    0.45      13.49      14.70       1.69
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)            438,194      464,213    424,431    409,470    352,961    308,175
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.46*        1.59       1.64       1.57       1.64       1.57
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.45*        1.59       1.64       1.57       1.64       1.57
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 .96*       (0.12)      0.36       0.16       0.34       0.83
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               108*         140        105         76        104        114
----------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                     SIX MONTHS
                                                       ENDED
                                                     APRIL 30,                    YEAR ENDED OCTOBER 31,
                                                       2000         ---------------------------------------------------
                                                     (UNAUDITED)     1999       1998       1997      1996         1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $12.50        11.90      12.50      11.81     10.46       11.09
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               .01        (0.11)     (0.08)     (0.12)    (0.06)      (0.02)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                   1.35         2.52       0.03       1.51      1.47        0.05
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                          1.36         2.41      (0.05)      1.39      1.41        0.03
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                       --           --         --      (0.02)    (0.01)         --
-----------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions             (.96)       (1.81)     (0.55)     (0.68)    (0.05)      (0.66)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                       (.96)       (1.81)     (0.55)     (0.70)    (0.06)      (0.66)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $12.90        12.50      11.90      12.50     11.81       10.46
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                       10.63**      22.50(C)   (0.37)     12.32     13.59        0.84
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)             160,851      138,518    137,224    143,144    96,369      42,270
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           2.25*        2.44       2.62       2.57      2.53        2.50
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after reductions (%)                    2.24*        2.43       2.62       2.57      2.53        2.50
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  .17*       (0.96)     (0.62)     (0.84)    (0.55)      (0.10)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                108*         140        105         76       104         114
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                      CLASS C
                                                          SIX MONTHS
                                                            ENDED
                                                          APRIL 30,                   YEAR ENDED OCTOBER 31,
                                                            2000         ------------------------------------------------
                                                          (UNAUDITED)     1999      1998        1997     1996       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $12.51       11.91     12.51       11.81    10.46      11.09
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                    .02(a)    (0.10)    (0.08)      (0.09)   (0.06)     (0.02)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   1.35        2.51      0.03        1.49     1.47       0.05
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.37        2.41     (0.05)       1.40     1.41       0.03
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                            --          --        --       (0.02)   (0.01)        --
-------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                  (.96)      (1.81)    (0.55)      (0.68)   (0.05)     (0.66)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.96)      (1.81)    (0.55)      (0.70)   (0.06)     (0.66)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $12.92       12.51     11.91       12.51    11.81      10.46
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                            10.70**     22.49(C)  (0.37)      12.45    13.59       0.84
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                   42,172      40,895    26,337      16,658    7,320      2,152
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                2.15*       2.33      2.55        2.49     2.50       2.50
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 2.13*       2.32      2.55        2.49     2.50       2.50
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       .28*      (0.85)    (0.55)      (0.76)   (0.52)     (0.10)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     108*        140       105          76      104        114
-------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS I
                                                      SIX MONTHS
                                                        ENDED
                                                      APRIL 30,             YEAR ENDED OCTOBER 31,           JULY 3 TO
                                                        2000         ------------------------------------    OCTOBER 31,
                                                      (UNAUDITED)     1999      1998      1997      1996       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $13.01       12.16     12.72     11.99     10.61       10.09
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                .10(a)     0.05      0.11      0.07      0.10        0.04
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                    1.41        2.61      0.03      1.53      1.48        0.48
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           1.51        2.66      0.14      1.60      1.58        0.52
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                        --          --     (0.15)    (0.19)    (0.15)         --
------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions              (.96)      (1.81)    (0.55)    (0.68)    (0.05)         --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.96)      (1.81)    (0.70)    (0.87)    (0.20)         --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $13.56       13.01     12.16     12.72     11.99       10.61
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                      11.40**     24.25(C)   1.18     14.19     15.19        5.15**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)               15,165      14,585    16,692    18,797    15,593      12,111
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             .92*       1.03      1.00      1.04      1.10        0.85*
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)              .92*       1.02      1.00      1.04      1.10        0.85*
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  1.49*       0.45      1.00      0.69      0.88        1.32*
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 108*        140       105        76       104         114*
------------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) If the adviser had not reimbursed the Fund, the total return would have been lower.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper International Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             Portfolio debt securities purchased with an original maturity of greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic

NOTES TO FINANCIAL STATEMENTS

                             data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed but is included with the net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASE & SALES OF
     SECURITIES              For the six months ended April 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $359,745,175
                             Proceeds from sales                     421,531,483

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The Fund has a management
     AFFILIATES              agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $2,506,609 for the six months ended April 30, 2000. Scudder Investments
                             (U.K.) Ltd, an affiliate of Scudder Kemper serves as sub-advisor for the fund and is paid by Scudder
                             Kemper for its services. Scudder Kemper pays a monthly sub-advisory fee of 1/12 of the annual rate of .35% of the Fund's net assets. For the six months ended April 30, 2000, Scudder Kemper paid
                             $1,203,608 in sub-advisory fees to Scudder
                             Investments (U.K.) Ltd.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 2000 are $4,492.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 2000 are $1,025,967, of which $238,150 was unpaid at April 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees were paid by KDI for the six months ended April 30, 2000 are $807,385 of which $93,575 was unpaid at April 30, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $792,320 for the six months ended April 30, 2000, of which $255,699 was unpaid at April 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended April 30, 2000, the Fund made no payments to is officers and incurred trustees' fees of $14,978 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                     SIX MONTHS ENDED                       YEAR ENDED
                                                                APRIL 30, 2000 (UNAUDITED)               OCTOBER 31, 1999
                                                              ------------------------------      -------------------------------
                                                                SHARES           AMOUNT              SHARES           AMOUNT
                                       SHARES SOLD
                                        Class A                89,445,406    $ 1,254,925,653       204,100,882    $ 2,385,885,630
                                       ------------------------------------------------------------------------------------------
                                        Class B                 4,008,035         54,311,740         4,540,058         52,194,727
                                       ------------------------------------------------------------------------------------------
                                        Class C                 8,126,384        110,427,713        26,282,751        302,284,272
                                       ------------------------------------------------------------------------------------------
                                        Class I                   287,087          4,099,601           475,723          5,898,912
                                       ------------------------------------------------------------------------------------------
                                        SHARES REDEEMED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 1,998,990         27,825,967         5,044,534         55,843,046
                                       ------------------------------------------------------------------------------------------
                                        Class B                   754,415         10,184,729         1,807,855         19,579,064
                                       ------------------------------------------------------------------------------------------
                                        Class C                   165,547          2,238,181           309,305          3,349,772
                                       ------------------------------------------------------------------------------------------
                                        Class I                        78          1,108,325           203,974          2,276,352
                                       ------------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (94,979,521)    (1,345,163,297)     (208,883,469)    (2,452,807,682)
                                       ------------------------------------------------------------------------------------------
                                        Class B                (3,066,963)       (42,131,306)           (5,963)       (67,875,174)
                                       ------------------------------------------------------------------------------------------
                                        Class C                (8,296,938)      (113,318,671)      (25,534,217)      (294,933,593)
                                       ------------------------------------------------------------------------------------------
                                        Class I                  (368,409)        (5,335,142)         (930,779)       (11,399,821)
                                        CONVERSION OF SHARES
                                        Class A                   244,565          3,522,906           809,624          9,452,588
                                       ------------------------------------------------------------------------------------------
                                        Class B                  (310,575)        (3,522,906)         (829,614)        (9,452,589)
                                       ------------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $   (40,826,507)                     $       295,505
                                       ------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $27,531 and $7,064, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Fund and several Kemper Funds (the "the
                             Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are changed an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

--------------------------------------------------------------------------------

7
     BORROWINGS              The weighted average outstanding daily balance of
                             all loans (based on the number of days the loans were outstanding) was approximately $14,506,333, with an average interest rate of 6.14%. Interest expense for the six months ended April 30, 2000 is $148,564. The maximum borrowings outstanding during the six months ended April 30, 2000 is $51,900,000.

                                                                           NOTES

NOTES

                                                                           NOTES

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
DONALD L. DUNAWAY
Trustee                           IRENE T. CHENG
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           ANN M. MCCREARY
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        WILLIAM F. TRUSCOTT
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           LINDA J. WONDRACK
                                  Vice President
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             THE CHASE MANHATTAN BANK
                                      Chase Metro Center
                                      Brooklyn, NY 11245
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Fund prospectus.
KIF - 3 (6/25/00) 11141510
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)